Exhibit 99.1





                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $3,210,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-10




                        [LOGO OMITTED] Countrywide(SM)
                        ------------------------------
                                  HOME LOANS
                          Seller and Master Servicer


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    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These
Computational Materials are furnished to you solely by Countrywide Securities
Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date.
This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although
Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       2
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    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------
Preliminary Term Sheet                                                                                  Date: September 17, 2004



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


                                                    $3,210,000,000 (Approximate)
                                          CWABS Asset-Backed Certificates, Series 2004-10

===================================================================================================================================
                Principal   WAL (Years)     Payment Window    Expected Ratings    Last Scheduled             Certificate
  Class (1)     Amount(2)   Call/Mat (3)  (Mos) Call/Mat (3)  (S&P/Moody's) (4) Distribution Date               Type
  -----         ------      --------      --------------      -------------     -----------------               ----
AF-1(5)        $272,339,000 1.00 / 1.00    1 - 23 / 1 - 23         AAA/Aaa           Sep 2013      Floating Rate Senior Sequential
AF-2(5)        $28,949,000  2.00 / 2.00   23 - 26 / 23 - 26        AAA/Aaa           Nov 2023       Fixed Rate Senior Sequential
AF-3(5)       $182,262,000  3.00 / 3.00   26 - 52 / 26 - 52        AAA/Aaa           Nov 2030       Fixed Rate Senior Sequential
AF-4(5)        $55,815,000  5.00 / 5.00   52 - 70 / 52 - 70        AAA/Aaa           Jul 2032       Fixed Rate Senior Sequential
AF-5(5)       $102,285,000  7.08 / 10.68  70 - 88 / 70 - 251       AAA/Aaa           Feb 2035       Fixed Rate Senior Sequential
AF-6(5)        $82,000,000  6.26 / 6.81   37 - 88 / 37 - 249       AAA/Aaa           Dec 2034         Fixed Rate Senior Lockout
MF-1(5)        $38,950,000  5.85 / 7.16   39 - 88 / 39 - 197      [AA+]/Aa2          Nov 2034           Fixed Rate Mezzanine
MF-2(5)        $10,660,000  5.85 / 7.10   39 - 88 / 39 - 179      [AA+]/Aa3          Oct 2034           Fixed Rate Mezzanine
MF-3(5)         $9,840,000  5.85 / 7.07   39 - 88 / 39 - 172      [AA+]/A1           Sep 2034           Fixed Rate Mezzanine
MF-4(5)         $8,200,000  5.85 / 7.02   39 - 88 / 39 - 165      [AA+]/A2           Aug 2034           Fixed Rate Mezzanine
MF-5(5)         $8,200,000  5.85 / 6.96   39 - 88 / 39 - 158       [AA]/A3           Jul 2034           Fixed Rate Mezzanine
MF-6(5)         $6,150,000  5.85 / 6.89   39 - 88 / 39 - 149      [AA]/Baa1          Jun 2034           Fixed Rate Mezzanine
MF-7(5)         $6,150,000  5.85 / 6.80   39 - 88 / 39 - 141     [AA-]/Baa2          Apr 2034           Fixed Rate Mezzanine
BF(5)           $8,200,000  5.85 / 6.63   39 - 88 / 39 - 131      [A]/Baa3           Feb 2034          Fixed Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
1-AV-1(6)    $1,412,700,000         Not Offered Herein         FNMA Guaranteed                          Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
2-AV-1(7)     $170,599,000  1.00 / 1.00    1 - 23 / 1 - 23         AAA/Aaa           Aug 2023      Floating Rate Senior Sequential
2-AV-2(7)     $209,124,000  2.82 / 2.82   23 - 63 / 23 - 63        AAA/Aaa           May 2033      Floating Rate Senior Sequential
2-AV-3(7)      $50,319,000  6.66 / 7.63   63 - 88 / 63 - 166       AAA/Aaa           Feb 2035      Floating Rate Senior Sequential
2-AV-4(7)     $143,348,000  2.55 / 2.66    1 - 88 / 1 - 166        AAA/Aaa           Feb 2035           Floating Rate Senior
MV-1(8)        $80,065,000  4.77 / 5.05   41 - 88 / 41 - 140      [AA+]/Aa1          Jan 2035          Floating Rate Mezzanine
MV-2(8)        $80,065,000  4.72 / 4.99   40 - 88 / 40 - 134      [AA+]/Aa2          Jan 2035          Floating Rate Mezzanine
MV-3(8)        $44,215,000  4.70 / 4.95   39 - 88 / 39 - 128      [AA]/Aa3           Dec 2034          Floating Rate Mezzanine
MV-4(8)        $43,020,000  4.69 / 4.92   39 - 88 / 39 - 123       [AA]/A1           Dec 2034          Floating Rate Mezzanine
MV-5(8)        $45,410,000  4.67 / 4.88   38 - 88 / 38 - 118      [AA-]/A2           Nov 2034          Floating Rate Mezzanine
MV-6(8)        $37,045,000  4.66 / 4.84   38 - 88 / 38 - 111       [A+]/A3           Oct 2034          Floating Rate Mezzanine
MV-7(8)        $26,290,000  4.66 / 4.80   37 - 88 / 37 - 105      [A]/Baa1           Sep 2034          Floating Rate Mezzanine
MV-8(8)        $23,900,000  4.64 / 4.73   37 - 88 / 37 - 99       [A-]/Baa2          Aug 2034          Floating Rate Mezzanine
BV(8)          $23,900,000  4.63 / 4.65   37 - 88 / 37 - 92      [BBB]/Baa3          Jun 2034         Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
   Total:    $3,210,000,000
-----------------------------------------------------------------------------------------------------------------------------------


(1)  The margins on the Class 1-AV-1 (which is not offered herein), Class
     2-AV-1, Class 2-AV-2, Class 2-AV-3 and Class 2-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4)  Rating Agency Contacts: Kanika Bansal, Standard & Poors, 212.438.1292;
     Tamara Zaliznyak, Moody's Ratings, 212.553.7761.
(5)  The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class
     AF-6 Certificates (collectively, the "Class AF Certificates") and the
     Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
     Class MF-7 and Class BF Certificates (collectively the "Fixed Rate
     Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates (the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior
     Certificate(s) related to the other loan group(s).
(7)  The Class 2-AV-1, Class 2-AV-2, Class 2-AV-3 and Class 2-AV-4
     Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior
     Certificate(s) related to the other loan group(s).
(8)  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
     MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the
     "Floating Rate Subordinate Certificates" and, together with the Fixed
     Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       3
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    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------

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Trust:                                 Asset-Backed Certificates, Series 2004-10.

Depositor:                             CWABS, Inc.

Seller:                                Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:                       Countrywide Home Loans Servicing LP.

Underwriters:                          Countrywide Securities Corporation (Lead Manager), Deutsche Bank
                                       Securities Inc. (Co- Manager) and J.P. Morgan Securities Inc.
                                       (Co-Manager).

Trustee:                               The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:               The "Fixed Rate Certificates" consist of the Class AF Certificates
                                       (other than the Class AF-1 Certificates) and the Fixed Rate Subordinate
                                       Certificates.

Floating Rate Certificates:            The "Floating Rate Certificates" consist of the Class AF-1, Class
                                       1-AV-1, Class 2-AV-1, Class 2-AV-2, Class 2-AV-3, Class 2-AV-4 and
                                       Floating Rate Subordinate Certificates.

Senior Certificates:                   Together, the Class 1-AV and Class 2-AV Certificates (the "Class AV
                                       Certificates") and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:                  The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and, except for the
                                       Class 1-AV-1 Certificate, are expected to be offered as described in the final prospectus supplement. The Class 1-AV-1 Certificates will be placed in a Fannie Mae Grantor Trust to be offered as Fannie Mae
                                       Grantor Trust Certificates.

Non-Offered Certificates:              The "Non-Offered Certificates" consist of the Class CF, Class PF, Class
                                       CV, Class PV and Class A-R Certificates.

                                       The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:                    It is anticipated that the Senior Certificates and the Subordinate
                                       Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                          The Offered Certificates will be available in book-entry form through
                                       DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:                      September 1, 2004.

Cut-off Date:                          As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:                 September [20], 2004.

Expected Closing Date:                 September [30], 2004.

Expected Settlement Date:              September [30], 2004.

Distribution Date:                     The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       4
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    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------
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Accrued Interest:                      The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from September 1, 2004 up to, but not including, the
                                       Settlement Date.

Interest Accrual Period:               The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution
                                       Date, the Closing Date) and ending on the day prior to such
                                       Distribution Date (on an actual/360 day basis). The "Interest Accrual
                                       Period" for each Distribution Date with respect to the Fixed Rate
                                       Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:                     The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                     The Senior Certificates, the [Class MF-1, Class MF-2, Class MF-3, Class
                                       MF-4, Class MF-5, Class MF-6, Class MF-7, Class MV-1, Class MV-2, Class
                                       MV-3, Class MV-4 and Class MV-5] Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:                  The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the Pre-Funded Amount and the aggregate principal balance of the
                                       Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:              The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                       ------------------------------------------------------------------------
                                       Fixed Rate Mortgage Loans (Group 1)
                                       ------------------------------------------------------------------------
                                       100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                       ------------------------------------------------------------------------

                                       ------------------------------------------------------------------------
                                       Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                                       ------------------------------------------------------------------------
                                       100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16%
                                       CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85%
                                       CPR per annum in any period for any percentage of PPC.
                                       ------------------------------------------------------------------------

Mortgage Loans:                        The collateral tables included in these Computational Materials as
                                       Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the
                                       "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain
                                       Mortgage Loans may be prepaid or otherwise deleted from the pool of
                                       Mortgage Loans delivered to the Trust on the Closing Date (the "Closing
                                       Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                       As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,942,163,019 (the
                                       "Mortgage Loans") of which: (i) approximately $495,737,045 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories
                                       (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii)
                                       approximately $1,035,295,123 were adjustable rate conforming balance
                                       Mortgage Loans made to borrowers with credit-blemished histories (the
                                       "Group 2 Mortgage Loans") and (iii) approximately $411,130,852 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2
                                       Mortgage Loans, the "Adjustable Rate Mortgage Loans").



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                       5
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    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------
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Pre-Funded Amount:                     A deposit of not more than $802,500,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the
                                       Closing Date. From the Closing Date through no later than the business day immediately preceding the Distribution Date occurring in December
                                       2004 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage
                                       Loans (the "Final Pool"). The characteristics of the Final Pool may vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately $820,000,000 of Group 1 Mortgage Loans, $1,700,000,000
                                       of Group 2 Mortgage Loans and approximately $690,000,000 of Group 3
                                       Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the
                                       Certificates on the immediately following Distribution Date.

Pass-Through Rate:                     The Pass-Through Rate for each Class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such
                                       Class, and (b) the related Net Rate Cap.

                                       The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                         The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense
                                       Fee Rate").

Net Rate Cap:                          The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the Prospectus Supplement):

                                       ------------------------------------------------------------------------
                                       Class
                                       ------------------------------------------------------------------------
                                       AF and Fixed       The weighted average Adjusted Net Mortgage Rate of
                                       Rate Subordinate   the Group 1 Mortgage Loans (adjusted, in the case of
                                                          the Class AF-1 Certificates, to an effective rate
                                                          reflecting the accrual of interest on an actual/360
                                                          basis).
                                       ------------------------------------------------------------------------
                                       1-AV               The weighted average Adjusted Net Mortgage Rate of
                                                          the Group 2 Mortgage Loans less the Fannie Mae
                                                          guaranty fee rate (adjusted to an effective rate
                                                          reflecting the accrual of interest on an actual/360
                                                          basis).
                                       ------------------------------------------------------------------------
                                       2-AV               The weighted average Adjusted Net Mortgage Rate of
                                                          the Group 3 Mortgage Loans (adjusted to an effective
                                                          rate reflecting the accrual of interest on an
                                                          actual/360 basis).
                                       ------------------------------------------------------------------------
                                       Floating Rate      The weighted average of the Adjusted Net Mortgage
                                       Subordinate        Rate of the Group 2 Mortgage Loans and Group 3
                                                          Mortgage Loans, weighted on the basis of the excess
                                                          of the principal balance of the related Mortgage
                                                          Loans plus the amounts in the Pre- Funding Account
                                                          allocable to each Loan Group over the principal
                                                          balance of the related Senior Certificates (adjusted
                                                          to an effective rate reflecting the accrual of
                                                          interest on an actual/360 basis).
                                       ------------------------------------------------------------------------

Net Rate Carryover:                    For any Class of Senior Certificates and Subordinate Certificates and
                                       any Distribution Date, the "Net Rate Carryover" will equal the sum of
                                       (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net
                                       Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable
                                       Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------
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
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                                       headings "Fixed Rate Certificates Priority of Distributions" and
                                       "Adjustable Rate Certificates Priority of Distributions" below.

Corridor Contracts:                    The Trust will include four Corridor Contracts for the benefit of the
                                       Class AF-1, Class 1-AV, Class 2-AV and Floating Rate Subordinate
                                       Certificates (the "Class AF-1 Corridor Contract," "Class 1-AV Corridor
                                       Contract," "Class 2-AV Corridor Contract," and "Floating Rate
                                       Subordinate Corridor Contract," respectively, and, collectively, the
                                       "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate
                                       Carryover, (b) the Class 1-AV Corridor Contract will be available to pay the holders of the Class 1-AV Certificates the related Net Rate
                                       Carryover, (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate
                                       Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate
                                       Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the
                                       Corridor Contracts on a Distribution Date that are not used to pay any
                                       Net Rate Carryover on the related Certificates on such Distribution
                                       Date will be distributed to the holder of the Class C Certificate(s)
                                       and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                    The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                           1)   Subordination
                                           2)   Fannie Mae Guaranty
                                           3)   Overcollateralization
                                           4)   Excess Cashflow

                                       -----------------------------------------------------------------------------------
                                                                                Initial Target      Target Subordination
                                          Class           S&P/ Moody's          Subordination           at Stepdown
                                       -----------------------------------------------------------------------------------
                                        AF                   AAA/Aaa                 14.05%                 28.10%
                                       -----------------------------------------------------------------------------------
                                        MF-1                [AA+]/Aa2                9.30%                  18.60%
                                       -----------------------------------------------------------------------------------
                                        MF-2                [AA+]/Aa3                8.00%                  16.00%
                                       -----------------------------------------------------------------------------------
                                        MF-3                 [AA+]/A1                6.80%                  13.60%
                                       -----------------------------------------------------------------------------------
                                        MF-4                 [AA+]/A2                5.80%                  11.60%
                                       -----------------------------------------------------------------------------------
                                        MF-5                 [AA]/A3                 4.80%                  9.60%
                                       -----------------------------------------------------------------------------------
                                        MF-6                [AA]/Baa1                4.05%                  8.10%
                                       -----------------------------------------------------------------------------------
                                        MF-7                [AA-]/Baa2               3.30%                  6.60%
                                       -----------------------------------------------------------------------------------
                                        BF                   [A]/Baa3                2.30%                  4.60%
                                       -----------------------------------------------------------------------------------
                                        1-AV             FNMA Guaranteed             20.00%                 40.00%
                                       -----------------------------------------------------------------------------------
                                        2-AV                 AAA/Aaa                 20.00%                 40.00%
                                       -----------------------------------------------------------------------------------
                                        MV-1                [AA+]/Aa1                16.65%                 33.30%
                                       -----------------------------------------------------------------------------------
                                        MV-2                [AA+]/Aa2                13.30%                 26.60%
                                       -----------------------------------------------------------------------------------
                                        MV-3                 [AA]/Aa3                11.45%                 22.90%
                                       -----------------------------------------------------------------------------------
                                        MV-4                 [AA]/A1                 9.65%                  19.30%
                                       -----------------------------------------------------------------------------------
                                        MV-5                 [AA-]/A2                7.75%                  15.50%
                                       -----------------------------------------------------------------------------------
                                        MV-6                 [A+]/A3                 6.20%                  12.40%
                                       -----------------------------------------------------------------------------------
                                        MV-7                 [A]/Baa1                5.10%                  10.20%
                                       -----------------------------------------------------------------------------------
                                        MV-8                 [A-/Baa2                4.10%                  8.20%
                                       -----------------------------------------------------------------------------------
                                        BV                  [BBB]/Baa3               3.10%                  6.20%
                                       -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
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A Countrywide Capital Markets Company
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


Subordination:                         The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating
                                       Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate
                                       Certificates in a certificate group, Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower designation.

Fannie Mae Guaranty:                   Fannie Mae will guarantee that (i) required payments of interest on the
                                       Class 1-AV-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1
                                       Certificates. The Fannie Mae guaranty will not cover any Net Rate
                                       Carryover, or any prepayment interest shortfall amounts for a
                                       Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer with respect to the
                                       Group 2 Mortgage Loans.

Fixed Rate
Overcollateralization Target:          Prior to the Fixed Rate Stepdown Date, the initial
                                       Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.30% of the sum of the aggregate Cut-off Date Balance of the
                                       Fixed Rate Mortgage Loans and the portion of the Pre-Funded Amount
                                       (approximately $[TBD]) allocable to Loan Group 1 (the "Initial Fixed
                                       Rate O/C Target"). The initial amount of fixed rate
                                       overcollateralization will be 0.00%.

                                       On or after the Fixed Rate Stepdown Date, the Fixed Rate
                                       Overcollateralization Target will be equal to 4.60% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution
                                       Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.

                                       Provided, however, that if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate
                                       Overcollateralization Target will be equal to the Fixed Rate
                                       Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:          Prior to the Adjustable Rate Stepdown Date, the initial
                                       Overcollateralization Target for the Adjustable Rate Mortgage Loans
                                       will be equal zero and will remain at zero through the Distribution
                                       Date occurring in October 2004, after which time the required
                                       Overcollateralization Target will be equal to 3.10% of the sum of the aggregate Cut-off Date Balance of the Adjustable Rate Mortgage Loans
                                       and the portion of the Pre-Funded Amount (approximately $[TBD])
                                       allocable to Loan Groups 2 and 3 (the "Initial Adjustable Rate O/C
                                       Target"). The initial amount of adjustable rate overcollateralization will be 0.00%.

                                       On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                                       Overcollateralization Target will be equal to 6.20% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related
                                       Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor")
                                       of 0.50% of the sum of the aggregate principal balance of the
                                       Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Groups 2 and 3.

                                       Provided, however, that if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the
                                       Adjustable Rate Overcollateralization Target will be equal to the
                                       Adjustable Rate Overcollateralization Target on the prior Distribution
                                       Date.

Fixed Rate Trigger Event:              Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate
                                       Cumulative Loss Trigger Event.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
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
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Fixed Rate
Delinquency Trigger Event:             With respect to the Class AF and Fixed Rate Subordinate Certificates, a
                                       "Fixed Rate Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate Senior Enhancement
                                       Percentage.

                                       As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Fixed Rate Mortgage Loans for the preceding
                                       Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates
                                       have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Fixed
                                       Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:                    With respect to the Class AF and Fixed Rate Subordinate Certificates, a
                                       "Fixed Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date Balance of the
                                       Fixed Rate Mortgage Loans and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                                         Period (month)       Percentage
                                         --------------       ----------
                                         37 - 48              [TBD%] with respect to October 2007, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         49 - 60              [TBD%] with respect to October 2008, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         61 - 72              [TBD%] with respect to October 2009, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         73 - 84              [TBD%] with respect to October 2010, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         85+                  [TBD%]

Adjustable Rate Trigger
Event:                                 Either an Adjustable Rate Delinquency Trigger Event or an Adjustable
                                       Rate Cumulative Loss Trigger Event.

Adjustable Rate
Delinquency Trigger Event:             With respect to the Adjustable Rate Certificates (other than the Class
                                       AF-1 Certificates), an "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average 60+ day delinquency percentage
                                       (including bankruptcy, foreclosure, and REO) for the outstanding
                                       Adjustable Rate Mortgage Loans equals or exceeds [TBD%] times the
                                       Adjustable Rate Senior Enhancement Percentage.

                                       As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV
                                       Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate
                                       Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
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


Adjustable Rate Cumulative
 Loss Trigger Event:                   With respect to the Floating Rate Certificates (other than the Class
                                       AF-1 Certificates), an "Adjustable Rate Cumulative Loss Trigger Event"
                                       will occur if the aggregate amount of realized losses on the Adjustable
                                       Rate Mortgage Loans exceeds the applicable percentage of the sum of the
                                       Cut-off Date Balance of the Adjustable Rate Mortgage Loans and the
                                       portion of Pre-Funded Amount allocable to Loan Groups 2 and 3, as set forth below:

                                         Period (month)       Percentage
                                         --------------       ----------
                                         37 - 48              [TBD%] with respect to October 2007, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         49 - 60              [TBD%] with respect to October 2008, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         61 - 72              [TBD%] with respect to October 2009, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter
                                         73+                  [TBD%]

Fixed Rate Stepdown Date:              The earlier to occur of:
                                           (i)  the Distribution Date on which the aggregate principal balance of the Class AF Certificates is reduced to zero; and
                                           (ii) the later to occur of:
                                                    a. the Distribution Date in October 2007
                                                    b. the first Distribution Date on which the aggregate
                                                       principal balance of the Class AF Certificates is less
                                                       than or equal to 71.9% of the principal balance of the
                                                       Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                         The earlier to occur of:
                                           (i)  the Distribution Date on which the aggregate principal balance of the AV Certificates is reduced to zero; and
                                           (ii) the later to occur of:
                                                    a. the Distribution Date in October 2007
                                                    b. the first Distribution Date on which the aggregate
                                                       principal balance of the Class AV Certificates is less
                                                       than or equal to 60.0% of the principal balance of the
                                                       Adjustable Rate Mortgage Loans for such Distribution
                                                       Date.

Class AF-1 Turbo Trigger
Event Payment Amount:                  With respect to any Distribution Date on or after a Class AF-1 Turbo
                                       Trigger Event, the lesser of (a) the amount of funds remaining after making payments pursuant to clause (7) of the Fixed Rate Certificates
                                       Priority of Distributions described below and (b) the certificate principal balance of the Class AF-1 Certificates (after making all other distributions of principal on that Distribution Date).

Class AF-1 Turbo Trigger Event:        With respect to any Distribution Date beginning with the Distribution
                                       Date in September 2011, until the certificate principal balance of the
                                       Class AF-1 Certificates is reduced to zero, a Class AF-1 Turbo Trigger
                                       Event will be in effect for such Distribution Date if the certificate principal balance of the Class AF-1 Certificates (after making payments pursuant to clause (7) of the Fixed Rate Certificates Priority of
                                       Distributions described below) on that Distribution Date exceeds a specified amount for such Distribution Date, as set forth on the attached Class AF-1 Trigger Balance Schedule.

Allocation of Losses:                  Any realized losses on the Mortgage Loans not covered by Excess
                                       Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4
                                       Certificates, then to the Class MF-3 Certificates, then to the Class
                                       MF-2 Certificates and last to the Class MF-1 Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV
                                       Certificates, then to the Class MV-8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
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


                                       Certificates, then to the Class MV-7 Certificates, then to the Class
                                       MV-6 Certificates, then to the Class MV-5 Certificates, then to the
                                       Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates; in each case, until the respective class principal balance of each such class of Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:             Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                                       1)  Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1
                                           Mortgage Loans, current interest, sequentially, to the Class MF-1,
                                           Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                                           MF-7 and Class BF Certificates;
                                       2)  Principal funds, sequentially, as follows: (a) to the the Class AF
                                           Certificates (in the manner and priority set forth under "Class AF
                                           Principal Distributions" below), then (b) from principal
                                           collections remaining after payment of (a), above, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                           Class MF-6, Class MF-7 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                                       3)  Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate
                                           Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and
                                           "Fixed Rate Principal Paydown," respectively;
                                       4)  Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                           Class MF-6, Class MF-7 and Class BF Certificates;
                                       5)  Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover
                                           related to the Class AF Certificates (after application of amounts received on the Class AF-1 Corridor Contract as described above)
                                           and the Fixed Rate Subordinate Certificates;
                                       6)  To restore only Adjustable Rate O/C as described under "Adjustable
                                           Rate Overcollateralization Target" and "Adjustable Rate Principal
                                           Paydown," respectively (after application of the Adjustable Rate
                                           Excess Cashflow);
                                       7)  To pay any unpaid realized loss amounts, sequentially, to the Class
                                           MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                           Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                                       8)  In the event that the Class AF-1 Turbo Trigger Event is in effect, to make additional principal distributions to the Class AF-1 certificates in the amount of the Class AF-1 Turbo Trigger Event
                                           Payment Amount until the certificate principal balance of the Class
                                           AF-1 Certificates is reduced to zero;
                                       9)  To the residual interest Certificate(s), any remaining amount.

                                       Fixed Rate Excess Cashflow available to cover related Net Rate
                                       Carryover will generally be distributed to the applicable Fixed Rate
                                       Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                                       Rate Carryover.

                                       As described in the prospectus supplement, with respect to the Fixed
                                       Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:             Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                                       1)  Interest funds, sequentially, as follows: (a) concurrently, (i)
                                           from interest collections related to the Group 2 Mortgage Loans, first to pay the Fannie Mae guaranty fee and any Fannie Mae reimbursements and then to the Class 1-AV-1 Certificates current and unpaid interest, (ii) from




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
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


                                           interest collections related to the Group 3 Mortgage Loans, concurrently to each class of Class 2-AV Certificates current and unpaid interest, (b) from any remaining interest funds related to all of the Adjustable Rate Mortgage Loans, first to pay any remaining Fannie Mae guaranty fee and Fannie Mae reimbursements and then to each class of Class AV Certificates, any remaining current and unpaid interest as described in the prospectus supplement, then
                                           (c) from remaining interest collections related to the Adjustable
                                           Rate Mortgage Loans, current interest sequentially to the Class
                                           MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6,
                                           Class MV-7, Class MV-8 and Class BV Certificates;
                                       2)  Principal funds, sequentially, as follows: (a) concurrently, (i)
                                           from principal collections related to the Group 2 Mortgage Loans, first to pay any remaining Fannie Mae guaranty fee and any Fannie
                                           Mae reimbursements not covered by Interest Funds and then to the
                                           Class 1-AV Certificates (as described below under "Adjustable Rate
                                           Principal Paydown") and (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates (as
                                           described below under "Adjustable Rate Principal Paydown" and
                                           "Class 2-AV Principal Distributions" below), (b) from remaining principal collections related to the Adjustable Rate Mortgage Loans after payment of (a) above, sequentially, to the Class MV-1, Class
                                           MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                           Class MV-8 and Class BV Certificates, each as described under
                                           "Adjustable Rate Principal Paydown" below;
                                       3)  Any Adjustable Rate Excess Cashflow, to the Class AV and Floating
                                           Rate Subordinate Certificates to build or restore Adjustable Rate
                                           O/C as described under "Adjustable Rate Overcollateralization
                                           Target" and "Adjustable Rate Principal Paydown," respectively;
                                       4)  Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                           MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                           Certificates;
                                       5)  Any remaining Adjustable Rate Excess Cashflow to pay Net Rate
                                           Carryover on the Class AV and Floating Rate Subordinate
                                           Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                                       6)  To restore only Fixed Rate O/C as described under "Fixed Rate
                                           Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                           respectively (after application of the Fixed Rate Excess Cashflow);
                                       7)  To pay any unpaid realized loss amounts, sequentially, to the Class
                                           MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
                                           Class MF-7 and Class BF Certificates (after application of the
                                           Fixed Rate Excess Cashflow);
                                       8)  To the residual interest Certificate(s), any remaining amount.

                                       Adjustable Rate Excess Cashflow available to cover related Net Rate
                                       Carryover (after application of amounts received under the applicable
                                       Corridor Contract) will generally be distributed to the applicable
                                       Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                                       Rate Carryover.

                                       As described in the prospectus supplement, with respect to the
                                       Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior
                                       Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:                     Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event
                                       is in effect on any Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under
                                       "Class AF Principal Distributions" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class
                                       MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                                       MF-7 and the Class BF Certificates.

                                       On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is not in effect on such Distribution
                                       Date, each of the Class AF and the Fixed Rate Subordinate Certificates
                                       will be entitled to receive payments of principal from principal collections related to the


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
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


                                       Fixed Rate Mortgage Loans in the following order of priority: (i)
                                       first, to the Class AF Certificates (allocated among the Class AF
                                       Certificates as described under "Class AF Principal Distributions"
                                       below) such that the sum of the unpaid principal balance of the Class
                                       AF Certificates in the aggregate will have 28.10% Subordination, (ii)
                                       second, to the Class MF-1 Certificates such that the Class MF-1
                                       Certificates will have 18.60% Subordination, (iii) third, to the Class
                                       MF-2 Certificates such that the Class MF-2 Certificates will have
                                       16.00% Subordination, (iv) fourth, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 13.60% Subordination, (v)
                                       fifth, to the Class MF-4 Certificates such that the Class MF-4
                                       Certificates will have 11.60% Subordination, (vi) sixth, to the Class
                                       MF-5 Certificates such that the Class MF-5 Certificates will have 9.60%
                                       Subordination, (vii) seventh, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 8.10% Subordination, (viii)
                                       eighth, to the Class MF-7 Certificates such that the Class MF-7
                                       Certificates will have 6.60% Subordination, (ix) ninth, to the Class BF
                                       Certificates such that the Class BF Certificates will have 4.60%
                                       Subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:                     Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate
                                       Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class
                                       1-AV Certificates and (ii) 100% of the principal funds from Loan Group
                                       3 will be paid to the Class 2-AV Certificates (as described below under
                                       "Class 2-AV Principal Distributions" below); provided, however, that
                                       (x) if either the Class 1-AV Certificates or all of the Class 2-AV
                                       Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired Senior Certificates will be paid to the Class 2-AV Certificates or the Class 1-AV Certificates, as the
                                       case may be, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class
                                       MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                       Certificates.

                                       On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such
                                       Distribution Date, each of the Class 1-AV, Class 2-AV and Floating Rate
                                       Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently,
                                       (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates
                                       (allocated among the Class 2-AV Certificates as described under "Class
                                       2-AV Principal Distributions" below), in each case, such that the Class
                                       AV Certificates in the aggregate will have 40.00% subordination, (ii)
                                       then, from remaining principal collections relating to the Adjustable
                                       Rate Mortgage Loans, (a) to the Class MV-1 Certificates such that the
                                       Class MV-1 Certificates will have 33.30% Subordination, (b) to the
                                       Class MV-2 Certificates such that the Class MV-2 Certificates will have
                                       26.60% Subordination, (c) to the Class MV-3 Certificates such that the
                                       Class MV-3 Certificates will have 22.90% Subordination, (d) to the
                                       Class MV-4 Certificates such that the Class MV-4 Certificates will have
                                       19.30% Subordination, (e) to the Class MV-5 Certificates such that the
                                       Class MV-5 Certificates will have 15.50% Subordination, (f) to the
                                       Class MV-6 Certificates such that the Class MV-6 Certificates will have
                                       12.40% Subordination, (g) to the Class MV-7 Certificates such that the
                                       Class MV-7 Certificates will have 10.20% Subordination, (h) to the
                                       Class MV-8 Certificates such that the Class MV-8 Certificates will have
                                       8.20% Subordination and (i) to the Class BV Certificates such that the
                                       Class BV Certificates will have 6.20% Subordination; each subject to the related O/C Floor.

Class 2-AV
Principal Distributions:               Principal distributed on the Class 2-AV Certificates will be applied in the following order of priority:

                                           1.   Pro rata, (based on (x) the certificate principal balance of the 2-AV-4 Certificates and (y) the aggregate certificate
                                                principal balance of the Class 2-AV-1, Class 2-AV-2 and Class
                                                2-AV-3 Certificates): to (x) the Class 2-AV-4 Certificates
                                                until the certificate principal balance thereof is reduced to zero, and (y) sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


Class AF
Principal Distributions:               Principal will be distributed to the AF Certificates in the following order of priority:

                                       1.  To the Class AF-6 Certificates; the Lockout Percentage of the
                                           principal collections related to Loan Group 1, as described below:

                                                           Month            Lockout Percentage
                                                           -----            ------------------
                                                           1 - 36                   0%
                                                          37 - 60                   45%
                                                          61 - 72                   80%
                                                          73 - 84                  100%
                                                        85 and after               300%

                                       2.  Principal collections related to Loan Group 1 after payment of 1 above, sequentially, to the Class AF-1, Class AF-2, Class AF-3,
                                           Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

              [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


                     Discount Margin/Yield Tables (%) (1)

         Class AF-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                1.67     1.23     1.00     0.86     0.76
          MDUR (yr)               1.64     1.22     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Mar08    Feb07    Aug06    Apr06    Jan06
         --------------------------------------------------------------------


         Class AF-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                1.67     1.23     1.00     0.86     0.76
          MDUR (yr)               1.64     1.22     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Mar08    Feb07    Aug06    Apr06    Jan06
         --------------------------------------------------------------------


         Class AF-2 (To Call)
         --------------------------------------------------------------------
              Coupon              3.388%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.346    3.319    3.294    3.269    3.246
         ====================================================================
          WAL (yr)                3.69     2.57     2.00     1.65     1.41
          MDUR (yr)               3.41     2.43     1.90     1.58     1.36
          First Prin Pay         Mar08    Feb07    Aug06    Apr06    Jan06
          Last Prin Pay          Aug08    Jun07    Nov06    Jun06    Mar06
         --------------------------------------------------------------------


         Class AF-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              3.388%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.346    3.319    3.294    3.269    3.246
         ====================================================================
          WAL (yr)                3.69     2.57     2.00     1.65     1.41
          MDUR (yr)               3.41     2.43     1.90     1.58     1.36
          First Prin Pay         Mar08    Feb07    Aug06    Apr06    Jan06
          Last Prin Pay          Aug08    Jun07    Nov06    Jun06    Mar06
         --------------------------------------------------------------------

(1)  See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class AF-3 (To Call)
         --------------------------------------------------------------------
              Coupon              3.910%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.893    3.870    3.848    3.826    3.804
         ====================================================================
          WAL (yr)                6.13     4.00     3.00     2.39     2.00
          MDUR (yr)               5.31     3.62     2.77     2.24     1.89
          First Prin Pay         Aug08    Jun07    Nov06    Jun06    Mar06
          Last Prin Pay          Oct14    Aug10    Jan09    Jan08    Apr07
         --------------------------------------------------------------------


         Class AF-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              3.910%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.893    3.870    3.848    3.826    3.804
         ====================================================================
          WAL (yr)                6.13     4.00     3.00     2.39     2.00
          MDUR (yr)               5.31     3.62     2.77     2.24     1.89
          First Prin Pay         Aug08    Jun07    Nov06    Jun06    Mar06
          Last Prin Pay          Oct14    Aug10    Jan09    Jan08    Apr07
         --------------------------------------------------------------------


         Class AF-4 (To Call)
         --------------------------------------------------------------------
              Coupon              4.741%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.752    4.736    4.716    4.696    4.667
         ====================================================================
          WAL (yr)               11.81     7.35     5.00     3.85     2.85
          MDUR (yr)               8.84     6.06     4.35     3.44     2.61
          First Prin Pay         Oct14    Aug10    Jan09    Jan08    Apr07
          Last Prin Pay          May18    Jan14    Jul10    Feb09    Mar08
         --------------------------------------------------------------------


         Class AF-4 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.741%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.752    4.736    4.716    4.696    4.667
         ====================================================================
          WAL (yr)               11.81     7.35     5.00     3.85     2.85
          MDUR (yr)               8.84     6.06     4.35     3.44     2.61
          First Prin Pay         Oct14    Aug10    Jan09    Jan08    Apr07
          Last Prin Pay          May18    Jan14    Jul10    Feb09    Mar08
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class AF-5 (To Call)
         --------------------------------------------------------------------
              Coupon              5.322%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.345    5.334    5.320    5.304    5.288
         ====================================================================
          WAL (yr)               14.13     9.80     7.08     5.44     4.35
          MDUR (yr)               9.71     7.46     5.76     4.61     3.78
          First Prin Pay         May18    Jan14    Jul10    Feb09    Mar08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class AF-5 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.322%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.434    5.460    5.466    5.447    5.406
         ====================================================================
          WAL (yr)               19.23    14.40    10.68     7.87     5.75
          MDUR (yr)              11.62     9.65     7.76     6.09     4.71
          First Prin Pay         May18    Jan14    Jul10    Feb09    Mar08
          Last Prin Pay          Apr33    Jan30    Aug25    Nov21    Dec18
         --------------------------------------------------------------------


         Class AF-6 (To Call)
         --------------------------------------------------------------------
              Coupon              4.657%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.654    4.649    4.644    4.635    4.625
         ====================================================================
          WAL (yr)                8.00     7.09     6.26     5.32     4.54
          MDUR (yr)               6.43     5.85     5.29     4.61     4.00
          First Prin Pay         Oct07    Oct07    Oct07    Nov07    Feb08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class AF-6 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.657%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.654    4.650    4.648    4.646    4.645
         ====================================================================
          WAL (yr)                8.07     7.29     6.81     6.56     6.45
          MDUR (yr)               6.47     5.97     5.65     5.48     5.40
          First Prin Pay         Oct07    Oct07    Oct07    Nov07    Feb08
          Last Prin Pay          Feb33    Nov29    Jun25    Sep21    Oct18
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MF-1 (To Call)
         --------------------------------------------------------------------
              Coupon              5.147%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.160    5.147    5.133    5.118    5.106
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.68     4.02
          MDUR (yr)               8.11     6.17     4.90     4.05     3.54
          First Prin Pay         Oct10    Dec08    Dec07    Nov07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-1 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.147%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.164    5.153    5.142    5.131    5.121
         ====================================================================
          WAL (yr)               12.76     9.29     7.16     5.79     4.98
          MDUR (yr)               8.79     6.95     5.66     4.77     4.21
          First Prin Pay         Oct10    Dec08    Dec07    Nov07    Dec07
          Last Prin Pay          Jul30    Jul25    Feb21    Jan18    Oct15
         --------------------------------------------------------------------


         Class MF-2 (To Call)
         --------------------------------------------------------------------
              Coupon              5.246%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.260    5.247    5.232    5.217    5.204
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.68     3.99
          MDUR (yr)               8.07     6.15     4.88     4.03     3.51
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.246%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.264    5.253    5.241    5.230    5.219
         ====================================================================
          WAL (yr)               12.70     9.23     7.10     5.74     4.91
          MDUR (yr)               8.72     6.89     5.62     4.72     4.15
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Dec07
          Last Prin Pay          Feb29    Oct23    Aug19    Oct16    Sep14
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



         Class MF-3 (To Call)
         --------------------------------------------------------------------
              Coupon              5.495%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.512    5.498    5.483    5.467    5.453
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.98
          MDUR (yr)               7.96     6.08     4.84     4.00     3.48
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.495%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.516    5.504    5.492    5.480    5.469
         ====================================================================
          WAL (yr)               12.66     9.19     7.07     5.71     4.87
          MDUR (yr)               8.57     6.79     5.54     4.66     4.09
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Jun28    Jan23    Jan19    Apr16    Apr14
         --------------------------------------------------------------------


         Class MF-4 (To Call)
         --------------------------------------------------------------------
              Coupon              5.594%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.613    5.598    5.582    5.566    5.552
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.96
          MDUR (yr)               7.91     6.06     4.82     3.99     3.46
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-4 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.594%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.616    5.604    5.592    5.579    5.568
         ====================================================================
          WAL (yr)               12.60     9.13     7.02     5.67     4.82
          MDUR (yr)               8.50     6.73     5.50     4.62     4.05
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Oct27    Apr22    Jun18    Oct15    Nov13
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MF-5 (To Call)
         --------------------------------------------------------------------
              Coupon              5.693%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.713    5.698    5.682    5.666    5.651
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.96
          MDUR (yr)               7.87     6.03     4.81     3.98     3.45
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-5 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.693%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.716    5.704    5.691    5.678    5.667
         ====================================================================
          WAL (yr)               12.53     9.06     6.96     5.62     4.78
          MDUR (yr)               8.42     6.67     5.45     4.58     4.02
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Dec26    Jul21    Nov17    Apr15    Jun13
         --------------------------------------------------------------------


         Class MF-6 (To Call)
         --------------------------------------------------------------------
              Coupon              5.793%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.814    5.799    5.783    5.766    5.751
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.96
          MDUR (yr)               7.83     6.01     4.79     3.96     3.44
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-6 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.793%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.817    5.805    5.792    5.778    5.766
         ====================================================================
          WAL (yr)               12.43     8.97     6.89     5.56     4.74
          MDUR (yr)               8.34     6.61     5.39     4.54     3.97
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Jan26    Sep20    Feb17    Sep14    Dec12
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MF-7 (To Call)
         --------------------------------------------------------------------
              Coupon              5.991%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        6.015    5.999    5.983    5.965    5.949
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.94
          MDUR (yr)               7.74     5.96     4.76     3.94     3.41
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-7 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.991%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        6.018    6.005    5.991    5.977    5.964
         ====================================================================
          WAL (yr)               12.30     8.86     6.80     5.49     4.65
          MDUR (yr)               8.20     6.50     5.31     4.46     3.90
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Feb25    Oct19    Jun16    Feb14    Jul12
         --------------------------------------------------------------------


         Class BF (To Call)
         --------------------------------------------------------------------
              Coupon              6.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 97.25         6.591    6.682    6.782    6.886    6.981
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.94
          MDUR (yr)               7.58     5.86     4.69     3.89     3.36
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class BF (To Maturity)
         --------------------------------------------------------------------
              Coupon              6.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 97.25         6.577    6.655    6.740    6.826    6.906
         ====================================================================
          WAL (yr)               12.04     8.64     6.63     5.35     4.53
          MDUR (yr)               7.93     6.28     5.12     4.31     3.76
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Dec23    Nov18    Aug15    Jul13    Dec11
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class 2-AV-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.15%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             15       15       15       15       15
         ====================================================================
          WAL (yr)                1.52     1.22     1.00     0.85     0.75
          MDUR (yr)               1.50     1.21     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          May07    Dec06    Aug06    Apr06    Jan06
         --------------------------------------------------------------------


         Class 2-AV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.15%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             15       15       15       15       15
         ====================================================================
          WAL (yr)                1.52     1.22     1.00     0.85     0.75
          MDUR (yr)               1.50     1.21     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          May07    Dec06    Aug06    Apr06    Jan06
         --------------------------------------------------------------------


         Class 2-AV-2 (To Call)
         --------------------------------------------------------------------
              Margin               0.35%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             35       35       35       35       35
         ====================================================================
          WAL (yr)                5.23     3.65     2.82     2.23     2.02
          MDUR (yr)               4.92     3.51     2.74     2.18     1.98
          First Prin Pay         May07    Dec06    Aug06    Apr06    Jan06
          Last Prin Pay          Mar15    Oct11    Dec09    Aug07    Feb07
         --------------------------------------------------------------------


         Class 2-AV-2 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.35%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             35       35       35       35       35
         ====================================================================
          WAL (yr)                5.23     3.65     2.82     2.23     2.02
          MDUR (yr)               4.92     3.51     2.74     2.18     1.98
          First Prin Pay         May07    Dec06    Aug06    Apr06    Jan06
          Last Prin Pay          Mar15    Oct11    Dec09    Aug07    Feb07
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class 2-AV-3 (To Call)
         --------------------------------------------------------------------
              Margin               0.53%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             53       53       53       53       53
         ====================================================================
          WAL (yr)               13.09     8.97     6.66     4.90     2.64
          MDUR (yr)              11.30     8.11     6.18     4.63     2.56
          First Prin Pay         Mar15    Oct11    Dec09    Aug07    Feb07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    Sep07
         --------------------------------------------------------------------


         Class 2-AV-3 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.53%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             58       59       59       59       53
         ====================================================================
          WAL (yr)               15.06    10.33     7.63     5.61     2.64
          MDUR (yr)              12.63     9.14     6.97     5.23     2.56
          First Prin Pay         Mar15    Oct11    Dec09    Aug07    Feb07
          Last Prin Pay          Dec29    Apr23    Jul18    May15    Sep07
         --------------------------------------------------------------------


         Class 2-AV-4 (To Call)
         --------------------------------------------------------------------
              Margin               0.35%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             35       35       35       35       35
         ====================================================================
          WAL (yr)                4.68     3.31     2.55     1.99     1.59
          MDUR (yr)               4.33     3.14     2.45     1.94     1.56
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    Sep07
         --------------------------------------------------------------------


         Class 2-AV-4 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.35%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             36       36       36       36       35
         ====================================================================
          WAL (yr)                4.91     3.47     2.66     2.08     1.59
          MDUR (yr)               4.49     3.27     2.55     2.01     1.56
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Dec29    Apr23    Jul18    May15    Sep07
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MV-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.62%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             62       62       62       62       62
         ====================================================================
          WAL (yr)                8.91     6.10     4.77     4.55     4.22
          MDUR (yr)               7.93     5.63     4.49     4.31     4.01
          First Prin Pay         Mar09    Nov07    Feb08    Sep08    Sep07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.62%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             63       64       64       63       70
         ====================================================================
          WAL (yr)                9.49     6.50     5.05     4.75     5.70
          MDUR (yr)               8.32     5.94     4.72     4.49     5.30
          First Prin Pay         Mar09    Nov07    Feb08    Sep08    Sep07
          Last Prin Pay          Nov26    May20    May16    Sep13    Mar13
         --------------------------------------------------------------------


         Class MV-2 (To Call)
         --------------------------------------------------------------------
              Margin             0.67%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             67       67       67       67       67
         ====================================================================
          WAL (yr)                8.91     6.10     4.72     4.28     4.60
          MDUR (yr)               7.90     5.62     4.45     4.07     4.36
          First Prin Pay         Mar09    Nov07    Jan08    May08    Jan09
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-2 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.67%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             68       69       69       68       69
         ====================================================================
          WAL (yr)                9.46     6.48     4.99     4.47     4.96
          MDUR (yr)               8.28     5.91     4.66     4.23     4.68
          First Prin Pay         Mar09    Nov07    Jan08    May08    Jan09
          Last Prin Pay          Mar26    Oct19    Nov15    Apr13    Jul11
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MV-3 (To Call)
         --------------------------------------------------------------------
              Margin               0.73%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             73       73       73       73       73
         ====================================================================
          WAL (yr)                8.91     6.10     4.70     4.14     4.25
          MDUR (yr)               7.88     5.61     4.41     3.93     4.04
          First Prin Pay         Mar09    Nov07    Dec07    Apr08    Sep08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-3 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.73%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             75       75       75       74       74
         ====================================================================
          WAL (yr)                9.43     6.45     4.95     4.32     4.38
          MDUR (yr)               8.23     5.88     4.62     4.08     4.15
          First Prin Pay         Mar09    Nov07    Dec07    Apr08    Sep08
          Last Prin Pay          Apr25    Jan19    May15    Nov12    Mar11
         --------------------------------------------------------------------


         Class MV-4 (To Call)
         --------------------------------------------------------------------
              Margin               1.10%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            110      110      110      110      110
         ====================================================================
          WAL (yr)                8.91     6.10     4.69     4.07     4.01
          MDUR (yr)               7.73     5.53     4.35     3.83     3.79
          First Prin Pay         Mar09    Nov07    Dec07    Feb08    Jun08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-4 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.10%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            112      112      112      112      112
         ====================================================================
          WAL (yr)                9.40     6.43     4.92     4.24     4.14
          MDUR (yr)               8.05     5.77     4.54     3.97     3.90
          First Prin Pay         Mar09    Nov07    Dec07    Feb08    Jun08
          Last Prin Pay          Sep24    Jul18    Dec14    Aug12    Jan11
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MV-5 (To Call)
         --------------------------------------------------------------------
              Margin               1.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            120      120      120      120      120
         ====================================================================
          WAL (yr)                8.91     6.10     4.67     4.01     3.84
          MDUR (yr)               7.69     5.51     4.33     3.76     3.62
          First Prin Pay         Mar09    Nov07    Nov07    Jan08    Apr08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-5 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            122      122      122      122      122
         ====================================================================
          WAL (yr)                9.36     6.40     4.88     4.15     3.95
          MDUR (yr)               7.98     5.73     4.49     3.89     3.72
          First Prin Pay         Mar09    Nov07    Nov07    Jan08    Apr08
          Last Prin Pay          Dec23    Jan18    Jul14    Apr12    Oct10
         --------------------------------------------------------------------


         Class MV-6 (To Call)
         --------------------------------------------------------------------
              Margin               1.40%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            140      140      140      140      140
         ====================================================================
          WAL (yr)                8.91     6.10     4.66     3.96     3.72
          MDUR (yr)               7.61     5.47     4.30     3.71     3.50
          First Prin Pay         Mar09    Nov07    Nov07    Dec07    Feb08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-6 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.40%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            142      142      142      142      141
         ====================================================================
          WAL (yr)                9.30     6.35     4.84     4.08     3.80
          MDUR (yr)               7.85     5.65     4.43     3.81     3.57
          First Prin Pay         Mar09    Nov07    Nov07    Dec07    Feb08
          Last Prin Pay          Dec22    Apr17    Dec13    Nov11    Jun10
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class MV-7 (To Call)
         --------------------------------------------------------------------
              Margin               1.80%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            180      180      180      180      180
         ====================================================================
          WAL (yr)                8.91     6.10     4.66     3.93     3.64
          MDUR (yr)               7.45     5.39     4.24     3.64     3.40
          First Prin Pay         Mar09    Nov07    Oct07    Dec07    Jan08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-7 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.80%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            182      182      182      182      181
         ====================================================================
          WAL (yr)                9.22     6.29     4.80     4.02     3.70
          MDUR (yr)               7.64     5.52     4.35     3.71     3.45
          First Prin Pay         Mar09    Nov07    Oct07    Dec07    Jan08
          Last Prin Pay          Dec21    Jul16    Jun13    Jun11    Feb10
         --------------------------------------------------------------------


         Class MV-8 (To Call)
         --------------------------------------------------------------------
              Margin               1.90%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            190      190      190      190      190
         ====================================================================
          WAL (yr)                8.91     6.10     4.64     3.91     3.59
          MDUR (yr)               7.41     5.37     4.21     3.61     3.34
          First Prin Pay         Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-8 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.90%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            192      191      191      191      191
         ====================================================================
          WAL (yr)                9.12     6.22     4.73     3.96     3.62
          MDUR (yr)               7.54     5.45     4.28     3.65     3.37
          First Prin Pay         Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay          Jan21    Nov15    Dec12    Jan11    Oct09
         --------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials for
    --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


         Class BV (To Call)
         --------------------------------------------------------------------
              Margin               3.00%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 97.95             329      340      350      358      363
         ====================================================================
          WAL (yr)                8.90     6.09     4.63     3.88     3.53
          MDUR (yr)               6.96     5.11     4.05     3.47     3.19
          First Prin Pay         Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class BV (To Maturity)
         ---------------------------------------------------------------------
              Margin                3.00%
         ---------------------------------------------------------------------
         Percent of Pricing        50%      75%      100%     125%     150%
         Prepayment Speed

         =====================================================================
           DM @ 97.95              330      340      350      358      363
         ====================================================================
          WAL (yr)                 8.98     6.12     4.65     3.88     3.53
          MDUR (yr)                7.00     5.13     4.06     3.47     3.20
          First Prin Pay          Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay           Jan20    Feb15    May12    Aug10    Jun09
         ---------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      28